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                                                                    Exhibit 99.1



                               Contact: Haim Tsuff
                                        Chief Executive Officer
                                        713-621-3882
                                        ISRAMCO@WORDONLINE.NL

                                        John Swanson
                                        Swanson Communications, Inc.
                                        217-285-4967

For Immediate Release


                          ISRAMCO APPOINTS NEW AUDITORS


HOUSTON, Jan 24 -- ISRAMCO, INC. (NASDAQ: ISRL -) announced that its Audit Committee has named Malone & Bailey, PC., based in Houston, Texas, to serve as the Company's independent auditors in connection with the audit of its 2004 financial statements.

Malone & Bailey will replace the previous auditors, UHY - Mann Frankfort Stein & Lipp CPAS, LLP, certified public accountants also based in Houston, Texas. The decision to change auditors was not caused by any disagreement between Isramco and UHY - Mann Frankfort Stein & Lipp CPAS, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

                           FORWARD-LOOKING STATEMENTS

ALL STATEMENTS CONTAINED HEREIN, AS WELL AS ORAL STATEMENTS THAT MAY BE MADE BY THE COMPANY OR BY OFFICERS, DIRECTORS OR EMPLOYEES OF THE COMPANY ACTING ON THE COMPANY'S BEHALF, THAT ARE NOT STATEMENTS OF HISTORICAL FACT, CONSTITUTE "FORWARD-LOOKING STATEMENTS" AND ARE MADE PURSUANT TO THE SAFE-HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE THE ACTUAL RESULTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM THE HISTORICAL RESULTS OR FROM ANY FUTURE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH RISKS AND UNCERTAINTIES ARE OUTLINED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 2003, ITS QUARTERLY REPORTS ON FORM-10-Q, AND SUCH OTHER DOCUMENTS AS ARE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FROM TIME TO TIME. THE COMPANY IS NOT OBLIGATED TO REVISE OR UPDATE ANY FORWARD-LOOKING STATEMENTS IN ORDER TO REFLECT EVENTS OR CIRCUMSTANCES THAT MAY ARISE AFTER THE DATE OF THIS RELEASE.

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